Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Rao Haris Naseem, the chief executive officer of NantHealth, Inc. (the “Company”), certify for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
(i)    the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and
(ii)    that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 22, 2023	By:	/s/ Rao Haris Naseem, M.D.
Rao Haris Naseem, M.D.
Chief Executive Officer and Director
(Principal Executive Officer)

This certification accompanies the Quarterly Report on Form 10-Q to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act (whether made before or after the date of the Form 10-Q), irrespective of any general incorporation language contained in such filing.